SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the securities exchange act of 1934

Date of Report (Date of earliest event

Reported):  October 25, 2002

Asset Backed Securities Corporation

Home Equity Loan Trust, Series 2002-HE3

Asset Backed Pass-Through Certificates, Series 2002-HE3

                 ASSET BACKED SECURITIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-86750	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue

                            New York, New York 10010

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code         (212) 325-2000

Item 5.  Other Events

This Current Report on Form 8-K is being filed for the purposes of filing certain opinions of McKee Nelson LLP, counsel to the Registrant, in connection with the proposed offering of the Asset Backed Securities Corporation Home Equity Loan Trust, Series 2002-HE3, Asset Backed Pass-Through Certificates, Series 2002-HE3.

Item 7.

Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

8.1.3

Tax Opinion of McKee Nelson LLP

23.1

Consent of McKee Nelson LLP (included in Exhibit 8.1.3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSET BACKED SECURITIES CORPORATION

By:

    /s/ Joseph C. Little

Name:  Joseph C. Little

Title:     Vice President

Dated:  November 19, 2002

Exhibit Index

Exhibit

Page

8.1.3

Tax Opinion of McKee Nelson LLP

6

23.1

Consent of McKee Nelson LLP (included in Exhibit 8.1.3)

6